EXHIBIT 99.1
                                 --------------

      CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of his knowledge, hereby certifies that the report of Mountain National Bancshares, Inc., filed on Form 10-QSB for the period ended September 30, 2002: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Mountain National Bancshares, Inc.


                                   /s/ Dwight B. Grizell
                                   ----------------------------------
                                   Dwight  B.  Grizzell,  President
                                   and  Chief  Executive  Officer
                                   November  14,  2002


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